UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 4, 2010
Inverness Medical Innovations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 Unaudited pro forma condensed combined statement of operations

Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
In connection with the Registration Statement on Form S-4 (File No. 333-164897) (as amended from time to time, the “Registration Statement”) of Inverness Medical Innovations, Inc. (the “Company”), the Company is providing an unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2009, giving pro forma effect to the Company’s acquisition of the second territory business of ACON Laboratories, Inc., AZURE Institute, Inc., Oakville Hong Kong Co., Ltd., and ACON Biotech (Hangzhou) Co., Ltd. (the “ACON Second Territory Business”) on April 30, 2009, which is attached hereto as Exhibit 99.1 and incorporated by reference herein and in the Registration Statement.
(d) Exhibits

Exhibit No.	Description

99.1*	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2009 giving pro forma effect to the acquisition of the ACON Second Territory Business on April 30, 2009

*	furnished herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY: /s/ Jay McNamara
Jay McNamara
Senior Counsel – Corporate & Finance

Dated: March 4, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2009 giving pro forma effect to the acquisition of the ACON Second Territory Business on April 30, 2009

*	furnished herewith